Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANCES-OXLEY ACT OF 2002

I, Glenn R. Bartels, Controller of GS Financial Corp., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

    The Quarterly Report on Form 10-Q of the Company of the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/Glenn R. Bartels

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Glenn R. Bartels, Controller

Date: August 12, 2002